                                                                   Exhibit 10.19

                  SECOND PARTIAL ASSIGNMENT AND ASSUMPTION OF
                  REVISED AND RESTATED FIBER OPTIC FACILITIES
                             AND SERVICES AGREEMENT

     THIS SECOND PARTIAL ASSIGNMENT AND ASSUMPTION OF REVISED AND RESTATED FIBER OPTIC FACILITIES AND SERVICES AGREEMENT (the "Assignment") is dated as of the 27th day of March, 1997, by and between SCANA COMMUNICATIONS, INC.,
(formerly known as "MPX Systems, Inc.") a South Carolina corporation ("Assignor"), and ITC HOLDING COMPANY, INC., a Delaware corporation ("Assignee").

     WHEREAS, Assignor and Southern Development, on behalf of itself and as agent for Alabama Power Company ("Alabama Power"), Georgia Power Company ("Georgia Power"), Gulf Power Company ("Gulf Power"), Mississippi Power Company ("Mississippi Power"), Savannah Electric and Power Company ("Savannah Electric"), Southern Electric Generating Company ("SEGCO") and Southern Company Services, Inc. ("SCSI") (Southern Development, Alabama Power, Georgia Power, Gulf Power, Mississippi Power, Savannah Electric, SEGCO and SCSI collectively shall be referred to as the "Southern Electric System") are parties to that certain Revised and Restated Fiber Optic Facilities and Services Agreement entered into as of June 9, 1995 (the "Facilities and Services Agreement");

     WHEREAS, subject to the terms of the Facilities and Services Agreement, Assignor owns and has the right to use the MPX Interest (as defined therein);

     WHEREAS, pursuant to and as limited by Section 3.6 of the Facilities and Services Agreement, Assignor has the right to use the SES Interest (as defined therein) to the extent not used by SES; and

     WHEREAS, Assignor desires to assign to Assignee the Facilities and Services Agreement and Assignor's rights thereunder to the extent related to that portion of the MPX Interest described in Paragraph 2 below and Assignor desires to assign to Assignee the right to use that portion of the SES Interest described below on terms and conditions set forth herein;

     WHEREAS, Southern Development has heretofore consented in writing to Assignor's assignment to Assignee of the Facilities and Services Agreement and Assignor's rights thereunder to the extent related to that portion of the MPX Interest described in Paragraph 2 below and Assignor's assignment to Assignee of the right to use that portion of the SES Interest described below on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. All capitalized terms not otherwise defined herein shall have the meanings such terms have in the Facilities and Services Agreement.

     2. Assignor does hereby assign, bargain, sell, transfer, convey and deliver to Assignee and its successors and assigns its remaining interest in the Facilities and Services Agreement including, but not limited to, that portion of the MPX Interest consisting of the specific routes listed on Schedule 1 attached
                                                             ----------
hereto and made a part hereof (the "Routes") and all rights and obligations of Assignor under the Facilities and Services Agreement related to the Routes, including the rights of an Exclusive User with respect to the Routes.

     3. Assignee hereby accepts such assignment and grant and assumes, and agrees to perform and be bound by, all obligations and liabilities of Assignor under the Facilities and Services Agreement.

     4. Assignor does hereby agree, from and after the date hereof upon the request of Assignee, to execute such other documents as Assignee may require in order to obtain the full benefit of this Assignment and Assignor's obligations and agreements hereunder.

     5. The assignment and assumption effected hereby is subject to the following additional terms and conditions:

          (i) nothing herein shall be construed to relieve Assignor of any of its obligations or liabilities under the Facilities and Services Agreement insofar as the Southern Electric System is concerned until such time as Assignor is released by the Southern Electric System thereunder;

          (ii) nothing herein shall be construed to limit Assignor's right to grant rights to use under Section 4.1(a) and Section 32.3 of the Facilities and Services Agreement to the extent not inconsistent with the terms hereof or not otherwise related to the subject matter hereof;

          (iii) Assignor and Assignee hereby agree that in the event the Southern Electric System makes a payment to Assignor pursuant to Section 4.2(a) of the Facilities and Services Agreement, Assignor shall remit to Assignee that portion of such payment that is allocable to the Routes;

          (iv) the obligations assumed by Assignee pursuant hereto shall include the obligation to permit the Southern Electric System to use fiber optic telecommunications capacity pursuant to Section 4 of the Facilities and Services Agreement, subject to the terms of said Section 5;

          (v) Assignor and Assignee hereby agree that Assignee shall be entitled to any proceeds from any assignment, transfer, sale or conveyance pursuant to Section 32.2 of the Facilities and Services Agreement allocable to the Routes or the other rights assigned hereby and, in the event any of such proceeds are received by Assignor, Assignor shall remit such proceeds to Assignee; provided, however, that the foregoing shall not be construed to mean that Assignor shall have the right to assign, transfer, sale or convey the Routes or the other rights assigned hereby subsequent to the effectiveness hereof; and

          (vi) Assignor and Assignee hereby agree that no customer or other individual or entity to whom Assignee sells or leases capacity on any of the Routes shall be deemed an Exclusive User under the Facilities and Services Agreement.

     6. All notices, demands, requests, or other communications to be given, served, or sent by either party to the other party regarding this Assignment shall be in writing and shall be mailed by first-class registered or certified mail, return receipt requested, postage prepaid, or transmitted by overnight courier, hand delivery (including delivery by courier), telegram, telex, or facsimile transmission, addressed as follows:

     (i)  If to Assignor:

          SCANA Communications, Inc.
          440 Knox Abbot Drive, Suite 240
          Cayce, SC 29033
          Attention:  Peggy Warner
          Telecopy No.: 803-343-2387
     with an additional copy (which shall not constitute notice) to:

          SCANA Corporation
          1426 Main Street
          Columbia, SC 29218
          Attention:  General Counsel
          Telecopy No.: 803-748-3336

     (ii) If to Assignee:

          ITC Holding Company, Inc.
          206 West 9th Street
          West Point, GA 31833
          Attention:  Doug Shumate
          Telecopy No.: 706-645-8989

     with an additional copy (which shall not constitute notice) to:

          DeltaCom, Inc.
          700 Boulevard South, Suite 101
          Huntsville, AL 35802
          Attention:  General Counsel
          Telecopy No.: 205-650-3936

     7. To facilitate execution, this Assignment may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Assignment to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

       IN WITNESS WHEREOF, Assignor and Assignee have caused this Second Partial Assignment and Assumption of Revised and Restated Fiber Optic Facilities and Services Agreement to be executed as of the day and year first above written.

                                       ASSIGNOR:

                                       SCANA COMMUNICATIONS, INC.



                                       By:     /s/  K. B. Marsh
                                          --------------------------------------
                                             Name:  K. B. Marsh
                                                  ------------------------------
                                             Title: V.P. & CFO
                                                   -----------------------------


                                       ASSIGNEE:

                                       ITC HOLDING COMPANY, INC.



                                       By: /s/ Doug Shumate
                                          --------------------------------------
                                             Name:  Doug Shumate
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                  SCHEDULE 1
                                  ----------
          TO SECOND PARTIAL ASSIGNMENT AND ASSUMPTION OF REVISED AND
          ----------------------------------------------------------
            RESTATED FIBER OPTIC FACILITIES AND SERVICES AGREEMENT
            ------------------------------------------------------


                               SUMMARY OF ROUTES
                               -----------------

   Route Segment            Route Miles         # Fibers        SES Exhibits #*
   -------------            -----------         --------        ---------------
55 Park Place to Tap            15              16 Fibers       Exhibit #D-6
Tap to Hartwell                 85              10 Fibers       Exhibit #D-7
55 Park Place to Morrow         15              12 Fibers       Exhibit #D-9
Jonesboro to Morrow              7              10 Fibers       Exhibit #D-10

* Exhibit reference is to that certain Revised and Restated Fiber Optic Facilities and Services Agreement between The Southern Electric System and MPX Systems, Inc. (now known as SCANA Communications, Inc.), Dated as of June 9, 1995.